UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. _____)

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Filed by a Party other than the Registrant |_|

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      14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Under Rule 14a-12

                             Middlesex Water Company
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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

                                               1500 Ronson Road
                                               P.O. Box 1500
                                               Iselin, New Jersey     08830-0452

                                               Tel. (732)634-1500
                                               Fax  (732)638-7515

                                               NASDAQ Stock Market Symbol:
                                               MSEX




                                 April 13, 2006


Dear Stockholder:

         I am pleased to invite you to attend Middlesex Water Company's Annual Meeting of Stockholders that will take place on Wednesday, May 24, 2006 at 11:00 a.m., at the office of the Company, 1500 Ronson Road, Iselin, New Jersey.

         YOUR VOTE IS IMPORTANT TO US. Whether or not you plan to attend the annual meeting, I urge you to vote. Please specify your choice by marking the appropriate boxes on the enclosed proxy card and sign, date and return your proxy in the enclosed postpaid return envelope as promptly as possible. If you date, sign and return your proxy card without indicating your choices, the persons designated as proxies will vote your shares in accordance with the recommendations of the Directors and management.

         The primary business of the meeting will be the election of directors and the transaction of such other business as may properly come before the meeting.

         During the meeting, we will report to you on the Company's financial status, operations and other activities during 2005, together with our goals for 2006. We welcome this opportunity to meet with our stockholders and look forward to your comments and questions.

         I look forward to seeing you on May 24th.


                                   Sincerely,

                                   /s/ J. Richard Tompkins

                                   J. Richard Tompkins
                                   Chairman of the Board


                        Quality Water Service Since 1897

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

SOLICITATION AND REVOCATION OF PROXIES                                        2

SHARES ENTITLED TO VOTE                                                       2

VOTE REQUIRED AND METHOD OF COUNTING VOTES                                    2

GENERAL INFORMATION                                                           2

ELECTION OF DIRECTORS                                                         4

NOMINEES FOR ELECTION AS DIRECTOR WITH TERM                                   5
EXPIRING IN 2009 - CLASS I

DIRECTORS WHOSE TERMS CONTINUE BEYOND THE 2006                                6
ANNUAL MEETING

COMPENSATION OF DIRECTORS                                                     7

SECURITY OWNERSHIP OF DIRECTORS, MANAGEMENT                                   8
AND CERTAIN BENEFICIAL OWNERS

EXECUTIVE COMPENSATION                                                        9
     Summary Compensation Table                                               9
     Qualified Pension Plan Plus Supplemental Executive Retirement Plan       10
     Compensation Committee Interlocks and Insider Participation              11

COMPENSATION COMMITTEE REPORT ON EXECUTIVE                                    11
COMPENSATION

AUDIT COMMITTEE REPORT                                                        12

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES                            14

STOCK PERFORMANCE GRAPH                                                       15

STOCKHOLDER PROPOSALS                                                         16

OTHER MATTERS                                                                 16

MINUTES OF 2005 MEETING OF STOCKHOLDERS                                       16

EXHIBIT A - AUDIT COMMITTEE CHARTER                                           17

                                1500 Ronson Road
                          Iselin, New Jersey 08830-0452
                                  732-634-1500
                             www.middlesexwater.com

                                   -----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 24, 2006
                                       AND
                                 PROXY STATEMENT

                                  ------------


To the Stockholders of Middlesex Water Company:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of MIDDLESEX WATER COMPANY will be held at the office of the Company, 1500 Ronson Road, Iselin, New Jersey, on Wednesday, May 24, 2006, at 11:00 a.m., for the following purposes:

1. To elect three members of Class I of the Board of Directors to hold office until the Annual Meeting of Stockholders in the year 2009, and in each case until their respective successors are elected and qualify.

2. To transact such other business as may properly come before the meeting and any adjournment thereof.

Only holders of record of Common Stock at the close of business on March 31, 2006, will be entitled to notice of and to vote at the meeting or any adjournment thereof.

The Company's Annual Report for the year ended December 31, 2005 has also been mailed to stockholders with this Notice of Meeting and Proxy Statement.

If you are unable to be present at the meeting, but desire to have your shares voted, please execute the enclosed proxy and return it in the accompanying envelope, to which no postage need be affixed if mailed in the United States.

                                            By Order of the Board of Directors,

                                            /s/ Kenneth J. Quinn

                                            KENNETH J. QUINN
                                            Vice President, General Counsel,
                                            Secretary and Treasurer


April 13, 2006

                             YOUR VOTE IS IMPORTANT!
                  To assure your representation at the meeting,
                    please mail the enclosed proxy promptly.

                                1500 Ronson Road
                          Iselin, New Jersey 08830-0452
                                  732-634-1500
                             www.middlesexwater.com

                                  ------------

                                 PROXY STATEMENT

                                  ------------

         Notice of the Annual Meeting of Stockholders of Middlesex Water Company to be held on May 24, 2006, is attached. You are cordially invited to attend the meeting. If you are unable to attend, you are requested to sign and complete the enclosed proxy and return it in the accompanying envelope.

                     SOLICITATION AND REVOCATION OF PROXIES

         The enclosed proxy is solicited by and on behalf of the Board of Directors of the Company. The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, the Company may make arrangements with brokerage houses and other custodians, nominees, and fiduciaries to send proxies and proxy material to their principals and will reimburse them for their expenses in so doing. The solicitations will be initially by mail, and it may later be decided to make further solicitations by mail, telephone, telegram, facsimile, electronic mail or in person by Directors, Officers and employees of the Company. This proxy statement and the accompanying proxy are first being sent to stockholders on or about April 13, 2006.

         The giving of a proxy does not preclude the right to vote in person should the stockholder giving the proxy so desire, and a proxy may be revoked by giving notice to the Secretary of the Company in writing at any time prior to the commencement of the meeting or in open meeting prior to the taking of the vote to which such revocation relates.

                             SHARES ENTITLED TO VOTE

         As of March 31, 2006, there were outstanding 11,603,238 shares of Common Stock, which is the only class of capital stock entitled to vote at the Annual Meeting. Each holder of Common Stock is entitled to one vote for each share held. As stated in the Notice of Meeting, holders of record of Common Stock at the close of business on March 31, 2006, will be entitled to vote at the meeting or any adjournment thereof.

                   VOTE REQUIRED AND METHOD OF COUNTING VOTES

         The affirmative vote of a plurality of the votes cast at the meeting is required for the election of Directors. In the case of any other matter that may properly come before the meeting, the affirmative vote of the holders of a majority of the shares represented, in person or by proxy, and entitled to vote on the item will be required. Abstentions and broker non-votes will not be included in determining the number of votes cast concerning any matter.

                               GENERAL INFORMATION

         Management of the Company is under the general direction of the Board of Directors who are elected by the stockholders. The Board of Directors holds regular monthly meetings and meets on other occasions when required in special circumstances. The Board of Directors held twelve meetings and the Board

Committees held twenty-nine meetings during the year 2005. Each incumbent Director attended 95% or more of the total number of meetings of the Board and Committees on which each served.

Committees of the Board

Audit Committee

         The Audit Committee, consisting of Annette Catino, John C. Cutting, John R. Middleton, M.D. and John P. Mulkerin (who has been designated as the Audit Committee Financial Expert), reviews with the independent registered public accounting firm the scope of the annual audit; receives and reviews the independent registered public accounting firm's annual report; reviews the independence of the independent registered public accounting firm, services provided by them and their fees; recommends to the Board of Directors the inclusion of the audited financial statements in the Company's Annual Report to the Securities and Exchange Commission on Form 10-K; and is directly responsible for the appointment of an independent registered public accounting firm for the following calendar year. In February 2006, the Board of Directors re-approved a written Charter for the Audit Committee, a copy of which is attached as Exhibit A, and which is also available on the Company's website at www.middlesexwater.com. The Committee held ten meetings during the year 2005. All of the members of the Audit Committee have been determined by the Board to be independent directors as defined in the listing standards of NASDAQ.

Capital Improvement Committee

         The Capital Improvement Committee, consisting of John C. Cutting, Walter G. Reinhard and J. Richard Tompkins, reviews the Capital Budget and monitors the capital projects and expenditures during the year. The Committee reports its findings to the Board of Directors. The Committee held three meetings during the year 2005.

Compensation Committee

         The Compensation Committee, consisting of Annette Catino, John R. Middleton, M.D. and Jeffries Shein, reviews and makes recommendations to the Board of Directors as to the salaries and benefits of the Executive Officers of the Company and administers the Restricted Stock Plan. (Please refer to page 12 for a description of the Restricted Stock Plan.) In March 2006, the Board of Directors re-approved a written Charter for the Compensation Committee which is available on the Company's website at www.middlesexwater.com. The Committee held five meetings during the year 2005. All of the members of the Compensation Committee have been determined by the Board to be independent directors as defined in the listing standards of NASDAQ.

Corporate Governance Committee

         The Corporate Governance Committee, consisting of John R. Middleton, M.D., John P. Mulkerin, Walter G. Reinhard and Jeffries Shein, reviews and makes recommendations relating to the governance of the Company, the performance and composition of the Board and Board committees, succession planning and significant organization changes. The Committee held four meetings during the year 2005.

Nominating Committee

         The Nominating Committee, consisting of Annette Catino, John P. Mulkerin and Jeffries Shein, makes recommendations to the Board of Directors with respect to nominations for the Board. The Nominating Committee acts as a screening committee for candidates considered for election to the Board. In this capacity, it concerns itself with the composition of the Board with respect to depth of experience, balance of professional interests, required expertise and other factors and evaluates prospective nominees identified by the Nominating Committee or referred by other Board members, management, shareholders or external sources. In January 2006, the Board of Directors re-approved a written Charter for the Nominating

Committee which is available on the Company's website at www.middlesexwater.com. The Committee held two meetings during the year 2005. All of the members of the Nominating Committee have been determined by the Board to be independent directors as defined in the listing standards of NASDAQ.

         The Nominating Committee will consider stockholders' recommendations for nominees for election to the Board of Directors. Recommendations should be sent to Middlesex Water Company, Office of the Secretary, 1500 Ronson Road, P.O. Box 1500, Iselin, New Jersey 08830-0452; or sent via the internet to the following e-mail address: kquinn@middlesexwater.com. Nominations must be accompanied by the written consent of any such person to serve if nominated and elected and by biographical material to permit evaluation of the individual recommended, including appropriate references. The Committee shall make inquiry of all references and any other areas deemed appropriate in fulfilling its obligations. The Secretary of the Company should receive any nominations for Director by the close of business on December 13, 2006, in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2007 Annual Meeting of Stockholders.

Pension Committee

         The Pension Committee, consisting of John C. Cutting, John P. Mulkerin, Walter G. Reinhard and Jeffries Shein, reviews investment policies and determines recommended investment objectives for the Company's Pension Plan. The Committee meets quarterly with the Company's Investment Managers. In January 2006, the Board of Directors re-approved a written Charter for the Pension Committee which is available on the Company's website at www.middlesexwater.com. The Committee held five meetings during the year 2005.

Ad Hoc Pricing Committee

         The ad hoc Pricing Committee, consisting of Annette Catino, John C. Cutting and Jeffries Shein, meets, as needed, to review financial matters including, but not limited to, the pricing and issuance of common stock and of corporate bonds. The Committee did not meet in 2005.

         The Board of Directors has also adopted a Code of Conduct that applies to all of our Directors, Officers and employees. Links to these materials can be found on our website at www.middlesexwater.com.


                              ELECTION OF DIRECTORS

         The Nominating Committee has recommended to the Board the following candidates for election at the Annual Meeting of Stockholders: Dennis W. Doll, John C. Cutting and John P. Mulkerin. Mr. Doll became President and CEO effective January 1, 2006. Mr. Doll was appointed as a Director effective January 1, 2006 to fill a vacancy created when the Board increased the number of directors from eight to nine and to hold such office until the next Annual Meeting of Stockholders. Mr. Doll is a candidate as a Class I Director. (Please refer to page 5.) Dennis G. Sullivan, a current Class I Director, retired as President and CEO on January 1, 2006 and remains on the Board until the expiration of his term at the 2006 Annual Meeting. These three candidates are to be elected each to hold office until the Annual Meeting of Stockholders in the year 2009, and until their respective successors are elected and qualified. The present terms of Class I directors expire at the year 2006 Annual Meeting.

         Proxies in the accompanying form will be voted for these nominees, unless authority to vote for one or more of them shall have been withheld by so marking the enclosed proxy. Directors shall be elected by a plurality of the votes cast at the election. If at the time of the meeting any of the nominees listed should be unable to serve, which is not anticipated, it is the intention of the persons designated as proxies to vote, in their discretion, for other nominees, unless the number of Directors constituting a full Board is reduced.

         There is shown as to each nominee, and as to each Director whose term of office will continue after the year 2006 Annual Meeting, age as of the date of the Annual Meeting, Class, the period of service as a Director of the Company, and business experience during the last five years.

                            NOMINEES FOR ELECTION AS
                 DIRECTORS WITH TERMS EXPIRING IN 2009 - CLASS I

JOHN C. CUTTING, age 69, became a director of the Company in 1997. Prior to his retirement he served as Senior Engineer, Science Applications International Corporation, specialists in information, energy and military systems, Pittsburgh, Pennsylvania. He is Chairman of the Pension Committee and Capital Improvement Committee and a Member of the Audit Committee and ad hoc Pricing Committee. Mr. Cutting serves as a Director of Tidewater Utilities, Inc. (TUI), Tidewater Environmental Services, Inc. and White Marsh Environmental Systems, Inc. (1)

JOHN P. MULKERIN, age 68, became a director of the Company is 1997. Prior to his retirement, he served as President and Chief Executive Officer of First Sentinel Bancorp, Inc., Holding Company for First Savings Bank, Perth Amboy, New Jersey and was a member of the Boards of Directors of said Companies. First Sentinel Bancorp, Inc. was acquired by Provident Financial Services, Inc., the Holding Company for The Provident Bank. Mr. Mulkerin currently serves on the Boards of Directors of both of those Companies. Mr. Mulkerin is a Director of Raritan Bay Medical Center, Daytop Village Foundation, Middlesex County College and Catholic Charities of the Diocese of Metuchen. He is Chairman of the Audit Committee and the Audit Committee Financial Expert; a Member of the Corporate Governance Committee, Nominating Committee and Pension Committee. (1), (2).

DENNIS W. DOLL, age 47, was named President and Chief Executive Officer and became a Director of Middlesex effective January 1, 2006. Mr. Doll joined the Company in November 2004 as Executive Vice President. Mr. Doll serves as Director and Chairman of Tidewater Utilities, Inc. (TUI), Tidewater Environmental Services, Inc.; White Marsh Environmental Systems, Inc., a subsidiary of TUI; Pinelands Water Company and Pinelands Wastewater Company; Utility Service Affiliates, Inc., and Utility Service Affiliates (Perth Amboy) Inc.

(1) This director has been determined by the Board of Directors to be independent under the applicable listing standards of NASDAQ.
(2) The Company has established a $7,000,000 line of credit with The Provident Bank.


                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                        A VOTE FOR THE ABOVE CANDIDATES.

          DIRECTORS WHOSE TERMS CONTINUE BEYOND THE 2006 ANNUAL MEETING
                  AND WHO ARE NOT SUBJECT TO ELECTION THIS YEAR


                 Class II - Directors Whose Terms Expire in 2007

ANNETTE CATINO, age 49, became a director of the Company in 2003. She is President and CEO of QualCare Alliance Networks, Inc., Piscataway, New Jersey, a managed care organization, since 1991. Ms. Catino is a Director of Caucus Educational Corporation, Cancer Institute of New Jersey Leadership Council, Executive Women of New Jersey, Northfield Savings Bank and the American Association of PPO's. She also serves on the Garden State Women Editorial Board and The Val Skinner Foundation. Ms. Catino is a Member of the Audit Committee, the Compensation Committee and the Nominating Committee. Ms. Catino became a member of the ad hoc Pricing Committee in September 2005. (1)

WALTER G. REINHARD, age 60, became a director of the Company in 2002. He is a Member of the law firm of Norris, McLaughlin & Marcus, P.A. of Bridgewater, New Jersey, since 1984. Mr. Reinhard serves as a Director of the Fanwood-Scotch Plains YMCA. Mr. Reinhard is Chairman of the Corporate Governance Committee and a member of the Pension and Capital Improvement Committees. Mr. Reinhard became a member of the Pension Committee in September 2005. (2)


(1) This director has been determined by the Board of Directors to be independent under the applicable listing standards of NASDAQ.
(2) Norris, McLaughlin & Marcus, P.A., has provided legal services to the Company in the areas of corporate and regulatory matters for over 30 years.

          DIRECTORS WHOSE TERMS CONTINUE BEYOND THE 2006 ANNUAL MEETING
                  AND WHO ARE NOT SUBJECT TO ELECTION THIS YEAR

                Class III - Directors Whose Terms Expire in 2008

JOHN R. MIDDLETON, M.D., age 61, became a director of the Company in 1999. He is Chair of the Department of Medicine and Chief Medical Officer of Raritan Bay Medical Center. He is a Fellow of the American College of Physicians and a Fellow of the Infectious Diseases Society of America. Dr. Middleton is a Member of the Audit Committee, Compensation Committee and the Corporate Governance Committee. (1)

JEFFRIES SHEIN, age 66, became a director of the Company in 1990. He is a Managing Partner, JGT Management Co., LLC, a management and investment firm, since 2003 and formerly a Partner of Jacobson, Goldfarb & Tanzman Associates, a commercial real estate brokerage firm, since 1972, Woodbridge, New Jersey. He is Director of Raritan Bay Medical Center and a Director of The Provident Bank. Mr. Shein is Chairman of the Compensation Committee, the Nominating Committee and the ad hoc Pricing Committee and is a Member of the Corporate Governance Committee and Pension Committee. Mr. Shein became a member of the Corporate Governance Committee in September 2005. (1), (2)

J. RICHARD TOMPKINS, age 67, became a director of the Company in 1981. He has served as Chairman of the Board of the Company since May 1990 and was President from May 1981-2001. He currently serves as a consultant to the Company. Mr. Tompkins is a past Director and Chairman of Tidewater Utilities, Inc. (TUI), White Marsh Environmental Systems, Inc., a subsidiary of TUI, Pinelands Water Company, Pinelands Wastewater Company, Utility Service Affiliates, Inc., Utility Service Affiliates (Perth Amboy) Inc., and Bayview Water Company. He currently serves as a member of the Capital Improvement Committee. Mr. Tompkins is a past President of the National Association of Water Companies and the New Jersey Utilities Association.


(1) This director has been determined by the Board of Directors to be independent under the applicable listing standards of NASDAQ.
(2) The Company has established a $7,000,000 line of credit with The Provident Bank.

                            COMPENSATION OF DIRECTORS

         A Director who is not an officer of the Company or its subsidiaries is paid an annual retainer of $12,000 and a fee of $800 for each meeting attended; a fee of $400 for Special Board meetings via communication facilities; a fee of $500 for each Committee meeting attended; and a fee of $200 for Special Committee meetings via communication facilities. The annual retainer for the Chairman of the Board is $24,000 per year. Each Committee Chairperson is paid an additional annual retainer fee of $1,000. A Director who is an officer of the Company or its subsidiaries is paid a fee of $400 for each meeting attended. A Director Emeritus may attend Board meetings but does not have any voting privileges. A Director Emeritus is paid an annual retainer fee of $6,000 and a Board meeting fee of $500 for each meeting attended. Mr. Stephen H. Mundy retired from the Board of Directors on January 25, 2005 and serves as a Director Emeritus at the discretion of the Board.

         Consulting Agreements: In January 2006, the Company renewed its consulting agreement with J. Richard Tompkins in the amount of $50,000 annually for the period February 1, 2006 through January 31, 2007. The Company also has a consulting agreement with immediate past President Dennis G. Sullivan in the amount of $80,000 for services rendered from January 1, 2006 through March 31, 2006.

                   SECURITY OWNERSHIP OF DIRECTORS, MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS


         The following table sets forth, as of March 31, 2006, beneficial ownership of Middlesex Water Company Common Stock by the elected Directors, Executive Officers named in the table appearing under Executive Compensation, and all elected Directors and Executive Officers as a group. Jeffries Shein owned 2.59% of the shares outstanding on March 31, 2006. All other individual elected Directors and Executive Officers owned less than 1% of the shares outstanding on March 31, 2006.


                                                 Amount and Nature
                                                  of Beneficial
                            Name                    Ownership
                  Directors
                           Annette Catino             6,198
                           John C. Cutting           36,580
                           John R. Middleton, M.D.    6,173
                           John P. Mulkerin          20,000
                           Walter G. Reinhard         1,808
                           Jeffries Shein           300,880
                           Dennis G. Sullivan        14,967
                           J. Richard Tompkins       36,217


                  Named Executive Officers
                           Dennis W. Doll             4,300
                           Gerard L. Esposito         7,126
                           A. Bruce O'Connor         24,905
                           Richard M. Risoldi         9,035
                           Ronald F. Williams        16,598

         All elected Directors and Executive Officers as a group including those named above. 484,787*

*     4.18% of the shares outstanding on March 31, 2006.

The following table sets forth information made known to the Company as of March 31, 2006, of any person or group to be the beneficial owner of more than five percent of the Company's Common Stock:


                                              Number of Shares
                                             Beneficially Owned
                                                 and Nature of         Percent
         Name and Address                   Beneficial Ownership (1)   of Class

         Verona Construction Company               680,000               5.86%
         Wilmington, Delaware 19801


(1) Beneficial owner has sole power to vote and dispose of such shares.

                             EXECUTIVE COMPENSATION

    There is shown below information concerning the annual and long-term compensation for services in all capacities to the Company for the years 2005, 2004 and 2003 for the Chief Executive Officer and the most highly compensated executive officers of the Company (Named Executive Officers).

                           SUMMARY COMPENSATION TABLE

Name and                                            Restricted  All Other Annual
Principal Position               Year     Salary    Stock Award   Compensation
                                                         (1)          (2)
Dennis G. Sullivan               2005    $302,666     $ 57,375     $ 13,825
President and                    2004    $267,192     $ 32,049     $ 12,038
Chief Executive Officer (3)      2003    $251,714     $ 37,883     $ 10,902

Dennis W. Doll                   2005    $199,950     $  6,885     $  3,950
Executive Vice President (4)     2004    $ 31,253     $     --     $     69

A. Bruce O'Connor                2005    $180,777     $ 34,425     $  6,725
Vice President and               2004    $172,424     $ 23,147     $  6,410
Chief Financial Officer          2003    $170,094     $ 30,306     $  6,348

Ronald F. Williams               2005    $169,842     $ 28,688     $  7,054
Vice President - Operations      2004    $165,645     $ 19,586     $  6,623
and Chief Operating Officer      2003    $163,469     $ 25,255     $  5,987

Gerard L. Esposito               2005    $147,625     $ 24,098     $  5,148
President                        2004    $139,006     $ 19,586     $  4,851
Tidewater Utilities, Inc.        2003    $129,404     $ 30,306     $  4,515

Richard M. Risoldi               2005    $147,094     $ 26,393     $  4,343
Vice President-                  2004    $130,916     $ 12,463     $  4,000
Subsidiary Operations            2003    $124,546     $ 15,153     $  3,732


(1) The number and value of Restricted Stock held in escrow as of December 31, 2005, were as follows: Mr. Doll - 300/$5,202; Mr. O'Connor - 6,533/$113,282; Mr.
Williams - 5,816/$100,849; Mr. Esposito - 5,083/$88,139; and Mr. Risoldi -
3,583/$62,129. Generally the restrictions lapse on these awards five years from the date of grant. The restrictions also lapse in the event of a change in control of the Company. All dividends on these shares are paid to the awardees. The restrictions on all prior unvested awards made to Mr. Sullivan lapsed upon his completion of service with the Company as of December 31, 2005.

(2) Includes employer contributions to the Company's defined contribution plan and life insurance premiums for 2005: Mr. Sullivan ($10,499 and $3,326), Mr. Doll ($3,500 and $450), Mr. O'Connor ($6,327 and $398), Mr. Williams ($5,968 and
$1,086), Mr. Esposito ($5,148 and $-0-) and Mr. Risoldi ($4,036 and $307); for
2004: Mr. Sullivan ($9,280 and $2,758), Mr. Doll ($-0- and $69), Mr. O'Connor
($6,034 and $376), Mr. Williams ($5,593 and $1,030), Mr. Esposito ($4,851 and
$-0-) and Mr. Risoldi ($3,736 and $264); for 2003: Mr. Sullivan ($8,167 and
$2,735), Mr. O'Connor ($5,953 and $395), Mr. Williams ($5,411 and $576), Mr.
Esposito ($4,515 and $-0-), and Mr. Risoldi ($3,469 and $263).

(3) Mr. Sullivan retired as President and Chief Executive Officer effective January 1, 2006.

(4) Mr Doll was elected President and Chief Executive Officer effective January 1, 2006.

               QUALIFIED PENSION PLAN PLUS SUPPLEMENTAL EXECUTIVE
                             RETIREMENT PLAN (SERP)

                                                   Years of Service
Average
Annual
Compensation     15          20          25          30         35          45

$100,000      $ 52,392    $ 52,392    $ 52,392    $ 52,392   $ 55,957   $ 61,750
$125,000      $ 71,142    $ 71,142    $ 71,142    $ 71,142   $ 72,582   $ 78,375
$150,000      $ 89,892    $ 89,892    $ 89,892    $ 89,892   $ 89,892   $ 95,000
$175,000      $108,642    $108,642    $108,642    $108,642   $108,642   $111,625
$200,000      $127,392    $127,392    $127,392    $127,392   $127,392   $128,250
$225,000      $146,142    $146,142    $146,142    $146,142   $146,142   $146,142
$250,000      $164,892    $164,892    $164,892    $164,892   $164,892   $164,892
$300,000      $202,392    $202,392    $202,392    $202,392   $202,392   $202,392
$325,000      $221,142    $221,142    $221,142    $221,142   $221,142   $221,142
$350,000      $239,892    $239,892    $239,892    $239,892   $239,892   $239,892
$375,000      $258,642    $258,642    $258,642    $258,642   $258,642   $258,642
$400,000      $277,392    $277,392    $277,392    $277,392   $277,392   $277,392
$425,000      $296,142    $296,142    $296,142    $296,142   $296,142   $296,142
$450,000      $314,892    $314,892    $314,892    $314,892   $314,892   $314,892
$475,000      $333,642    $333,642    $333,642    $333,642   $333,642   $333,642
$500,000      $352,392    $352,392    $352,392    $352,392   $352,392   $352,392

         All employees, including the named executives, who receive pay for 1,000 hours during the year, are included in the Company's Qualified Defined Benefit Pension Plan (Qualified Plan). Under the noncontributory Qualified Plan, current service costs are funded annually as allowed under Internal Revenue Service guidelines. The Company's annual contribution is determined on an actuarial basis. Benefits are measured from the member's entry date and accrue to normal retirement date or date of early retirement. Benefits are calculated, at normal retirement, at 1.25% of pay up to the employee's benefit integration level, plus 1.9% of such excess pay, multiplied by service to normal retirement date, capped at 35 years of such excess pay, multiplied by service to normal retirement date of age 65. Average pay is the highest annual average of total pay during any 5 consecutive years within the 10 calendar-year period prior to normal retirement date. The benefit integration level is based on the 2004 Summary Compensation Table. The benefit amounts are not subject to any deduction for Social Security benefits or other offset amounts.

         During the year 2005, the Company was required to make a statutory contribution to the Qualified Plan in the amount of $1.0 million. All assets of the Qualified Plan are held in a trust. The estimated credited years of service based on normal retirement at age 65 includes 22 years, 19 years, 33 years, 19 years, 18 years and 32 years for Messrs. Sullivan, Doll, O'Connor, Williams, Esposito and Risoldi, respectively.

         Supplemental Executive Retirement Plan - The Named Executive Officers and other executive officers are eligible to participate in the deferred compensation plan known as the Supplemental Executive Retirement Plan (Executive
Plan) at the discretion of the Board of Directors. A participant who retires on his normal retirement date is entitled to an annual retirement benefit equal to 75% of his compensation (and in the case of two participants, 50% of his compensation) reduced by his primary Social Security benefit and further reduced by any benefit payable from the Qualified Plan. In certain cases further reductions are made for benefits from other employment. Generally, a participant is vested at 10 years of service. Annual retirement benefits are payable for 15 years either to the participant or his beneficiary. Retirement benefits may be in the form of single life annuity, joint and 50% survivors annuity, joint and 100% survivors annuity, single life annuity with a 10-year certain period and single life annuity with a 15-year certain period paid on an actuarial equivalent basis.

The Company is not obligated to set aside or earmark any monies or other assets specifically for the purpose of funding the Executive Plan, except that upon a change of control the Company would be obligated to make contributions to a trust anticipated to be sufficient to meet its obligations under the Executive Plan. In any event, the benefits are in the form of an unfunded obligation of the Company. The Company has elected to purchase corporate-owned life insurance as a means of satisfying its obligation under the Executive Plan. The Company reserves the right to terminate any plan or life insurance at any time; however, a participant is entitled to any benefits he would have been entitled to under the Executive Plan provisions. For the year 2005, the Company paid life insurance premiums totaling $0.1 million for the Named Executive Officers, which provides a pre-retirement net death benefit of 1-1/2 times base salary at date of death.

Defined Contribution Plan - Under its 401(k) Plan, the Company matches 100% of that portion of the employee contribution that equals 1% of base pay, plus an additional 50% of that portion from 2% to 6% of base pay.
Distributions under the 401

Change of Control Agreements - The Company has change of control termination agreements with the named executive officers and other executive officers. These agreements generally provide that if the executive is terminated by the Company, other than for death, disability, cause (as defined in the agreement) or good reason (as defined in the agreement) within three years after a change of control, the executive is entitled to receive (a) a lump sum severance payment equal to the sum of three times the executive's average total compensation for the five years prior to the termination; (b) continued coverage for three years under any health or welfare plan in which the executive and the executive's dependents were participating; and (c) an additional amount sufficient to pay any additional tax liability resulting from the severance payments and benefits under this, and any other plans or agreements. In addition, the executive will be entitled to receive benefits under the Executive Plan, at the executive's otherwise normal retirement date, with such benefits calculated as if the executive had continued employment to age 65, unless the executive elects to receive such benefits at a lesser amount at termination. Further, all restricted stock held by the executive will become unrestricted (with respect to the plan's five year holding period) upon a change of control.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The members of the 2005 Compensation Committee were Annette Catino, John R. Middleton, M.D., and Jeffries Shein. During 2005, no member of the Compensation Committee was an officer or employee of the Company or a subsidiary.


                             COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

Overview

         The Compensation Committee of the Board of Directors administers the compensation program for executive officers of the Company. The Committee for the year 2005 was composed of three independent Directors: Annette Catino, John
R. Middleton, M.D., and Jeffries Shein. The Committee is responsible for setting and administering the policies that govern annual compensation and Restricted Stock awards. The full Board of Directors approves policies and plans developed by the Committee. The Board of Directors has adopted a written Charter for the Compensation Committee, which is available on the Company's website at www.middlesexwater.com.

         The Committee's compensation policies and plans applicable to the executive officers seek to enhance the profitability of the Company and shareholder value, as well as to control costs and maintain reasonable rates for the customers. The Committee's practices reflect policies that compensation should (1) attract and retain well-qualified executives, (2) support short and long-term goals and objectives of the Company, (3) reward individuals for superior contributions to the Company's success, (4) be meaningfully related to the value created for shareholders, and (5) relate to maintenance of good customer relations and reasonable rates.

         The Committee meets with the Chief Executive Officer to evaluate the performance of the other executive officers and meets in the absence of the Chief Executive Officer to evaluate his performance. The Committee reports on all executive evaluations to the full Board of Directors.

Salary Compensation

         Base salary levels are reviewed annually using compensation data produced by an independent compensation consultant for comparable companies and similar positions. Base salaries for satisfactory performance are targeted at the median of the competitive market. Individual performance of the executive is assessed and taken into account when setting salaries against the competitive market data. The Committee reviews, as well, the individual's efforts at cost control and his or her contributions to the results of the year. The Committee also reviews the Company's financial results compared with prior years and compared with other companies. It compares salaries with both water utility companies and general industry.

         The factors and criteria upon which the Chief Executive Officer's compensation was based generally include those discussed with respect to all the executive officers. Specifically, however, his salary is based on his overall performance and that of the Company. His salary was set based on the Board's assessment of his individual performance as well as time in the position and the competitive rates of pay among comparably sized utilities and general industry firms. In addition, in evaluating the performance of the Chief Executive Officer, the Committee has taken particular note of management's success with respect to the continuing growth of the Company.

Restricted Stock

         The Company maintains a Restricted Stock Plan for the purpose of attracting and retaining key executives and other employees having managerial or supervisory responsibility who have contributed, or are likely to contribute, significantly to the long-term performance and growth of the Company and its subsidiaries. This plan is designed to enhance financial performance, customer service and corporate efficiency through a performance-based stock award. Annual stock awards are based upon several factors including the participant's ability to contribute to the overall success of the Company.

The level of awards and the value of the performance are reviewed annually by the Committee. The Committee submits reports on all executive evaluations and restricted stock awards to the full Board of Directors for approval.

                                             Year 2006 Compensation Committee
                                                      Jeffries Shein, Chairman
                                                      Annette Catino
                                                      John R. Middleton, M.D.


                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors is composed of four independent directors, one of whom is designated by the Board as the "Audit Committee Financial Expert," as defined by the Securities and Exchange Commission. The Committee for the year 2005 was composed of: Annette Catino, John C. Cutting, John R. Middleton, M.D. and John P. Mulkerin. The Audit Committee operates under a written Charter adopted by the Board of Directors and reviewed annually by the Committee. The Board of Directors has adopted a written Charter for the Audit Committee, which is set forth herein as Exhibit A in this Proxy and is available on the Company's website at www.middlesexwater.com.

         Management is responsible for the Company's financial statements and internal controls. The independent registered public accounting firm ("the Independent Auditors") of Middlesex Water, Deloitte & Touche LLP, are responsible for performing an independent audit of the Company's annual consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Committee's responsibility is to oversee the quality and integrity of the Company's accounting, auditing and financial reporting practices.

         In this context, the Committee has met and held discussions with management and the Independent Auditors. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated audited financial statements with management and the Independent Auditors. The Committee discussed with the Independent Auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees), which includes, among other things:

         o        Changes in significant accounting policies;
         o The process used by management in formulating accounting estimates and the basis for the auditors' conclusions regarding the reasonableness of these estimates;
         o Any disagreements with management over the application of accounting principles;
         o        Audit adjustments; and
         o        Disclosures in the financial statements.

The Independent Auditors also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the Independent Auditors the firm's independence with respect to Middlesex Water and its management. The Committee has the sole authority to preapprove permitted non-audit services performed by the Independent Auditors and has considered whether the Independent Auditors' furnishing of non-audit services to the Company is compatible with maintaining their independence.

Based on the Committee's discussions with management and the Independent Auditors, the Committee's review of the audited financial statements, the representations of management regarding the audited financial statements and the report of the Independent Auditors to the Committee, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005, for filing with the Securities and Exchange Commission.

         The Committee also discussed with senior management the process used for the establishment and maintenance of disclosure controls and procedures in quarterly and annual reports which is required by the Securities and Exchange Commission (SEC) and the Sarbanes-Oxley Act of 2002 for certain of the Company's filings with the SEC. In that connection, the Committee noted that in November 2005, the Company filed an amended 2004 Form 10-K and an amended Form10-Q for each of the first and second quarters of 2005 regarding the recording of non-cash contributions of utility plant by developers. The restatements made in the 2005 Form 10-Q/A's and the 2004 Form 10-K/A did not affect the Company's net income, earnings applicable to common stock, cash flows from operations or liquidity.

The Committee meets privately with the Independent Auditors who have unrestricted access to the Audit Committee.

                                                      Year 2006 Audit Committee

                                                      John P. Mulkerin, Chairman
                                                      Annette Catino
                                                      John C. Cutting
                                                      John R. Middleton, M.D.

               INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

Aggregate fees billed to the Company for the years ended December 31, 2005 and 2004 by the Company's independent registered public accounting firm, Deloitte & Touche LLP are as follows:

                                                Year ended December 31,
                                                   2005       2004

            Audit Fees {a}                       $516,000   $493,900
            Audit-Related Fees {b}                  2,500     21,000

            Total audit and audit-related fees   $518,500   $514,900

            Tax Fees {c}                         $ 22,275   $ 18,235
            All Other Fees                             --         --
            Total Fees                           $540,775   $533,135


         {a} In 2005 and 2004, audit fees were incurred for audits of the financial statements and internal control over financial reporting of the Company, an audit of the financial statements of a subsidiary of the Company, and reviews of the financial statements included in the Company's quarterly reports on Form 10-Q. Also in 2004, audit fees were incurred for services rendered in connection with certain financing transactions.
         {b} In 2005, fees were related to transition procedures for the successor auditor of the employee benefit plans. In 2004, fees were for the audits of employees benefit plans.
         {c} Includes 2005 and 2004 fees for the preparation of tax returns of $22,275 and $18,235, respectively.

         The Company paid $19,000 in fees to Withum Smith + Brown LLP for the 2005 audits of the Company's employee benefit plans.

         The Audit Committee has established pre-approval policies and procedures for all audit and non-audit services to be performed by Deloitte & Touche LLP. The Audit Committee approves 100% of the services related to Audit-Related Fees, Tax Fees and All Other Fees.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                          ATTENDANCE AT ANNUAL MEETING

         Representatives of Deloitte & Touche LLP will be present at the meeting and will be afforded an opportunity to make a statement, if they so desire, and to respond to appropriate questions.

                             STOCK PERFORMANCE GRAPH

Set forth below is a line graph comparing the yearly change in the cumulative total return (which includes reinvestment of dividends) of a $100 investment for the Company's Common Stock, a peer group of investor-owned water utilities, and the Dow Jones Wilshire 5000 Stock Index for the period of five years commencing December 31, 2000. The current peer group includes American States Water Company, Aqua America Inc., Artesian Resources Corp., California Water Service Company, Connecticut Water Service, Inc., Pennichuck Corp., SJW Corp., Southwest Water Company, York Water Company and the Company. The Dow Jones Wilshire 5000 Stock Index measures the performance of all U.S. headquartered equity securities with readily available price data.

                  Comparison of 5 Year Cumulative Total Return*
        Among Middlesex Water Company, The Dow Jones Wilshire 5000 Index
                                and a Peer Group


                                 [GRAPH OMITTED]


* $100 invested on 12/31/00 in stock or index, including reinvestment of dividends. Fiscal year ending December 31.

                           12/00    12/01   12/02    12/03    12/04    12/05

Peer Group                 $100     $112    $107     $136     $157     $206

Middlesex                  $100     $104    $100     $134     $129     $123

Dow Jones Wilshire 5000    $100     $ 89    $ 70     $ 93     $104     $111

                              STOCKHOLDER PROPOSALS

         Stockholders are entitled to submit proposals on matters appropriate for stockholder action consistent with regulations of the Securities and Exchange Commission. Should a stockholder intend to present a proposal at the annual meeting to be held in the year 2007, you must submit your proposal to the Secretary of the Company at 1500 Ronson Road, P.O. Box 1500, Iselin, New Jersey 08830-0452, not later than December 13, 2006, in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2007 Annual Meeting.

                                  OTHER MATTERS

         The management of the Company does not intend to bring any other matters before the meeting and has no reason to believe any will be presented to the meeting. If, however, other matters properly do come before the meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment in such matters.


                     MINUTES OF 2005 MEETING OF STOCKHOLDERS

         The minutes of the 2005 meeting of Stockholders will be submitted at the meeting for the correction of any errors or omissions but not for the approval of the matters referred to therein.

                                            By Order of the Board of Directors,


                                            /s/ Kenneth J. Quinn


                                            KENNETH J. QUINN
                                            Vice President, General Counsel,
                                            Secretary and Treasurer


Iselin, New Jersey
April 13, 2006


         The Company is subject to the informational requirements of the Securities Exchange Act of 1934 and files an Annual Report on Form 10-K with the Securities and Exchange Commission. Additional copies of the 2005 Annual Report on Form 10-K filed by the Company, including the financial statements and schedules, but without exhibits, can be mailed without charge to any shareholders. The exhibits are obtainable from the Company upon payment of the reasonable cost of copying such exhibits. The 2005 Annual Report on Form 10-K can also be found on the Company website at www.middlesexwater.com. Shareholders can request this information by phone at 732-634-1500, ext. 216, e-mail kquinn@middlesexwater.com or by mail to Kenneth J. Quinn, Vice President, General Counsel, Secretary and Treasurer, Middlesex Water Company, 1500 Ronson Road, P.O. Box 1500, Iselin, New Jersey 08830-0452.

EXHIBIT A

                             MIDDLESEX WATER COMPANY
                             AUDIT COMMITTEE CHARTER


                                    PREAMBLE

         There shall be a standing committee of the Board of Directors (the "Board") of Middlesex Water Company (the "Company") to be known as the Audit Committee (the "Committee").

The Committee shall be primarily responsible for oversight of the audit of the Company's financial statements. It may be assigned additional responsibilities by the Board from time to time, which may include (i) oversight of the Company's internal audit functions and of audits or similar assessments of the Company's information technology and compliance with public water utility regulations;
(ii) review of related party transactions with the Company; (iii) determining whether to grant waivers with respect to the Company's Code of Conduct and (iv) investigation of "whistleblower" complaints from Company personnel. In all its actions, the Committee shall comply with the requirements, rules and regulations of the Sarbanes-Oxley Act of 2002, Nasdaq Marketplace listing standards and all other applicable federal and state laws, rules and regulations.

         The Committee shall provide assistance to the Board in fulfilling its responsibility to the shareholders, potential shareholders and the investment community relating to the corporate accounting and reporting practices of the Company. In doing so, the Committee shall maintain free and open means of communication between the Directors, the independent registered public accounting firm (the "Independent Auditors"), the internal auditors and the financial management of the Company.


                           COMPOSITION AND APPOINTMENT

         There shall be a minimum of three (3) members of the Committee elected by the Board. Each shall be an independent Director of the Company as defined by applicable laws, regulations and listing requirements and as summarized herein. In any instance where this summary is inconsistent with applicable laws, regulations or listing requirements, the laws, regulations or listing requirements shall control. To be considered independent, a member of the Committee must not, other than in his or her capacity as a member of the Committee, the Board, or any other Board committee, accept any consulting advisory fee or other compensation from the Company, nor may a Family Member of a member (as that term is defined by applicable Nasdaq listing standards) accept any such fee or other compensation. Further, a member of the Committee must not, other than in his or her capacity as a member of the Committee, the Board, or any other Board committee, be affiliated with the Company or any of its subsidiaries (except as a Director of the Company and/or its subsidiaries) including, but not limited to, affiliation with any entity controlling, controlled by or under common control with the Company. Additionally, a member of the Committee may not be a beneficial owner of a controlling interest in the voting stock of the Company or any subsidiary. A member of the Committee shall not have participated in the preparation of the financial statements of the Company or any current Company subsidiary at any time during the three years prior to becoming a member of the Committee.

         All Committee members must, as determined within the business judgment of the Board at the time such members are appointed to the Committee, be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement. Additionally, at least one (1) member of the Committee must either fall within the definition of "Audit Committee Financial Expert," as that term is defined by the Securities and Exchange Commission ("SEC"), or, be capable of serving the functions expected of such an audit committee expert, as determined by the Board within its business judgment. In determining a member's financial expertise, the Board may consider one's past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background resulting in the member's financial sophistication. The Board may also take into consideration a member's status as, or having been, a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

         The Board must determine annually that the Committee members are able to read and understand fundamental financial statements as explained in this Charter. The duties and responsibilities of a member of the Committee are in addition to those duties set out for a member of the Board.

                               COMMITTEE MEETINGS


         o The Committee shall meet at least four times each year.

         o Regularly scheduled Committee meetings may be held in conjunction with meetings of the full Board, provided the Committee meetings abide by all the provisions contained herein and all applicable requirements, rules and regulations of the Sarbanes-Oxley Act of 2002, Nasdaq Marketplace listing standards and all other applicable federal and state laws, rules and regulations.

         o Special meetings of the Committee may be called by the Chairman of the Committee or at the request of any two (2) Committee members. The Chairman of the Board or the Chief Executive Officer may recommend to the Chairman of the Committee that a special meeting be held.

         o The Committee may request that members of management or outside consultants be present to assist the Committee in the performance of its duties.

         o Minutes of each meeting will be kept and distributed to the full
Board.


                            GENERAL RESPONSIBILITIES

In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible in order to best react to changing conditions and ensure the Directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

         In carrying out these responsibilities, the Committee shall:

         o Review the adequacy of the Audit Committee Charter (the "Charter") annually and submit Charter revisions to the Board for consideration and approval.

         o Establish, enforce and periodically review procedures designed to identify related party transactions material to the Company's financial statements or which otherwise require disclosure under applicable listing standards, rules, regulations or statutes. The Committee shall review each such transaction and shall report to the Board whether the transaction is approved.

         o Review the Company's Form 10-K Annual Report and such other filings with the Securities and Exchange Commission as the Committee deems necessary or appropriate, and will recommend to the Board the inclusion of the audited financial statements in the Company's Form 10-K Annual Report to the Securities and Exchange Commission.

         o Ascertain that the Board and senior officers of the Company have annually submitted a compliance attestation confirming they have complied with the Company's Code of Conduct. The Committee shall have the sole authority to approve waivers of the Company's Code of Conduct and shall insure that such waiver be promptly disclosed to shareholders, along with the reasons for granting such waiver. Such disclosure shall be made in the Company's regular public filings, not later than the next periodic report and may also be posted on the Company's website.

         o Ascertain that the Chief Executive Officer and the Chief Financial Officer are in full compliance with Section 404 of the Sarbanes-Oxley Act of 2002 regarding certain attestations of the financial statements of the Company.

         o Issue an annual Audit Committee Report for inclusion in the Company's Proxy Statement.

         o Investigate any matter brought to the Committee's attention, with the power to engage independent counsel, accountants and any other advisors or assistance it determines necessary to carry out its duties. The Committee shall determine the compensation for such services. The Company is obligated to fund, without limit, the compensation and all expenses related to any independent counsel, accountants and any other advisors or assistance the Committee retains. In addition, the Company shall provide sufficient funding to pay for the administrative expenses of the Committee.

         o Establish and maintain procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (ii) the confidential, anonymous submission by Company employees, officers or directors of concerns regarding questionable accounting or auditing matters. As part of its responsibilities the Committee shall insure that the Company communicates such procedures to all employees, officers and directors at least annually.

         o Review and approve the risk assessment and related methodology, audit plan/budget, organizational structure, and qualifications of the Internal Auditor at least annually. The Committee will also approve any changes made during the year to the risk assessment or audit plan/budget. Any functions normally performed by the Internal Auditor that are outsourced to a third party will include ongoing monitoring of the relationship and a review of the independence and qualifications of such firm/individuals to perform their assignments.

         o Review the performance and approve the appointment and, if necessary, replacement of the Internal Auditor.

         o On at least a quarterly basis, review and approve significant reports prepared by the Internal Auditor together with management's response and the Internal Auditor's follow-up to these reports. The Internal Auditor, on a quarterly basis, will provide the Committee with a status of its audit plan/budget as well as a report on the current status of significant exceptions noted by the Internal Auditor.

         o Perform such additional activities and consider such other matters within or beyond the scope of its responsibilities as required by the Company's Charter or By-laws, the Board, or applicable listing standards, rules, regulations or statutes.


                 INDEPENDENT AUDITOR OVERSIGHT RESPONSIBILITIES


In carrying out these responsibilities, the Committee shall:

         o Have sole authority to engage, review (at least annually), dismiss and replace the Company's Independent Auditors. The Committee shall have sole authority to review and set the fees to be paid to the Company's Independent Auditors.

         o Have the sole authority to preapprove each permitted non-audit service to be performed by the Independent Auditors. As part of the exercise of that authority, the Committee shall adopt a written policy governing the preapproval of non-audit services to be performed by the Independent Auditors. Any approval by the Committee of such services shall be disclosed to investors in periodic reports required. The Committee shall have authority to delegate preapproval authority of Independent Auditor non-audit services to one (1) or more of its members. The decisions of any member(s) to whom authority is delegated shall be presented to the full Committee at each of its scheduled meetings.

         o Meet with the Independent Auditors and financial management of the Company to oversee and review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof, review such audit, including any comments or recommendations of the Independent Auditors.

         o It is understood that the Independent Auditors are ultimately accountable to the Board and the Committee, and that the Committee has the ultimate power to appoint or remove the Independent Auditors.

         o Review the financial statements contained in the annual shareholders report, as well as major accounting reserves, with management and the Independent Auditors to ascertain that management and the Independent Auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles will also be reviewed.

         o Review with the Independent Auditors and financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

         o Obtain from the Independent Auditors a formal written statement regarding the Independent Auditors full compliance with all applicable provisions of the Sarbanes-Oxley Act of 2002, including, but not limited to, all "Auditor Independence" provisions.

         o Provide opportunity for the Independent Auditors to meet with members of the Committee without members of management present. Among the items to be discussed in these meetings will be the Independent Auditors' evaluation of the Company's financial and accounting policies and the cooperation that the Independent Auditors received during the course of the audit.

         o Issue a report to be included in the Company's Proxy Statement indicating that it has reviewed the audited financial statements with management and the Independent Auditors (including a discussion of the quality of the accounting principles and significant judgments affecting the financial statements). The Committee shall state whether it has met privately to discuss the information obtained from management and the Independent Auditors, and, in reliance on that review, whether or not it has recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

                                1500 Ronson Road
                          Iselin, New Jersey 08830-0452
                                  732-634-1500
                             www.middlesexwater.com


                                 [MAP OMITTED]


DIRECTIONS TO MIDDLESEX WATER COMPANY

FROM GARDEN STATE PARKWAY (NORTH OR SOUTH): Take Exit 131A to fourth traffic light. Turn right onto Middlesex-Essex Turnpike and proceed (about 1/2 mile) to third traffic light (Gill Lane). Turn right and go (about 1 mile) under railroad underpass and make right onto Ronson Road. Proceed past three large mirror-sided office buildings on the right. At the sign, make a right into Middlesex Water Company.

FROM NEW JERSEY TURNPIKE (NORTH OR SOUTH): Take Exit 11 onto the Garden State Parkway North and follow above directions.

FROM US ROUTE NO. 1 (NORTH OR SOUTH): Proceed to the Woodbridge Center area and follow signs to Gill Lane. When on Gill Lane, make left turn onto Ronson Road and follow above directions.

[X] PLEASE MARK VOTES            REVOCABLE PROXY
    AS IN THIS EXAMPLE       MIDDLESEX WATER COMPANY

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 24, 2006

     The undersigned stockholder(s) hereby appoint(s) John R. Middleton, M.D. and J. Richard Tompkins, and each of them, proxies, with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated, all the shares of common stock of Middlesex Water Company held on record by the undersigned on March 31, 2006, at the Annual Meeting of Shareholders to be held on May 24, 2006, at 11:00 a.m., local time or any adjournment thereof.

                                                                  With-  For All
                                                            For   hold   Except
1. Election  of  Directors,  Nominees  for  Class I term    [_]    [_]     [_]
   expiring in 2009 are:

   John C. Cutting, Dennis W. Doll
   and John P. Mulkerin

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except"and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

   In their discretion, the Proxies are authorized to vote upon such other business that may properly come before the meeting.

   PLEASE CHECK BOX IF YOU PLAN                                            [_]
   TO ATTEND THE MEETING.

     If this Proxy is properly executed and returned, the shares represented hereby will be voted. If not otherwise specified, this Proxy will be voted FOR the persons nominated as directors.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                                                        ------------------------
         Please be sure to sign and date                | Date                 |
           this Proxy in the box below.                 |                      |
--------------------------------------------------------------------------------
|                                                                              |
|                                                                              |
-----------Shareholder sign above----------Co-holder (if any) sign above-------

--------------------------------------------------------------------------------
    Detach above card, sign, date and mail in postage paid envelope provided.

                         [MIDDLESEX WATER COMPANY LOGO]
                       c/o Registrar and Transfer Company
                                10 Commerce Drive
                         Cranford, New Jersey 07016-3572
                             www.middlesexwater.com

--------------------------------------------------------------------------------
    PLEASE DATE AND SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR ON THIS PROXY.

When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign full corporate name by authorized officer and attach a corporate seal. For joint account, each joint owner should sign.

                               PLEASE ACT PROMPTLY
         BE SURE TO COMPLETE, SIGN AND RETURN THIS PROXY, WHETHER OR NOT
          YOU ELECT TO BE PRESENT IN PERSON. ALL SIGNATURES MUST APPEAR
                     EXACTLY AS NAMES APPEAR ON THIS PROXY.
                                    THANK YOU
--------------------------------------------------------------------------------

          Annual Meeting of Shareholders - May 24, 2006, at 11:00 a.m.
              Middlesex Water Company - 1500 Ronson Rd., Iselin, NJ

IF YOUR ADDRESS HAS CHANGED, PLEASE PRINT YOUR NEW ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH YOUR PROXY IN THE ENVELOPE PROVIDED.

---------------------------------

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